MODIFICATION

TO

TECHNOLOGY INVESTMENT AGREEMENT

BETWEEN
AMYRIS, INC.,
5885 HOLLIS STREET
SUITE 100
EMERYVILLE, CALIFORNIA 94608

AND

THE DEFENSE ADVANCED RESEARCH PROJECTS AGENCY
675 NORTH RANDOLPH STREET
ARLINGTON, VA 22203-2114

CONCERNING

IMPROVING DNA ASSEMBLY AND INTEGRATION ACROSS PLATFORMS WITH
BETTER SYSTEMS AND TOOLS
(LIVING FOUNDRIES)

Agreement No.: HR0011-12-3-0006
Modification No.: P00014
Purchase Request No.: N/A

Total Amount of the Agreement: $8,653,604
Phase 1: $3,358,334
Phase 2 (Option): $5,295,269
Total Estimated Government Funding: $7,734,309
Phase 1: $3,022,501
Phase 2 (Option): $4,711,808
Contactor Share Contribution: $919,295
Phase 1: $335,834
Phase 2 (Option): $583,461

Funds Obligated By This Modification: $0
Total Funds Obligated To Date: $7,734,309

Authority: Article III(C)(1)

HR0011-12-3-0006 P00014 Page 2 of 2

The purpose of this modification is to clarify the ACRN (long line of of accounting ) referenced in Modification P00013. As such, the following administrative information (pertaining to Modification No. P00013) applies:

1. Per Modification No. P00013, Article V, “Obligation and Payment,” paragraph C, “Accounting and Appropriation Data,” is revised to reflect the inclusion of the $80,000 (PR No. HR0011412252) provided to Milestone No. 16. The Line of Accounting is shown below (as reflected in the conformed agreement provided as Enclosure 1 to Modification No. P00013):

ACRN AD: 012199 097 0400 000 N 20142015 D 1320 BLTM6 2014.MBT-02.CORE.A DARPA 255 $80,000

2. As noted above, this modification is administrative in nature and is provided only to clarify the accounting line/funding what was added to the agreement via Modification No. P00013. This modification effects no changes to the agreement – the Conformed Copy of the agreement provided as Enclosure 1 to Modification No. P00013 remains unchanged (the above noted accounting line/funding information is captured therein).

3. All terms and provisions of Agreement No. HR0011-12-3-0006 remain in full force and effect.

FOR THE DEFENSE ADVANCED RESEARCH PRODUCTS AGENCY
/s/ Michael D. Blackstone 2014.11.25
(Signature & Date)
Michael D. Blackstone
Agreements Officer